First Northwest Bancorp

Investor Presentation

Fourth Quarter 2023

January 2024

First Northwest Bancorp

Certain matters discussed in this investor presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the transactions discussed, business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; pressures on liquidity, including as a result of withdrawals of deposits or declines in the value of our investment portfolio; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K, Form 10-Q, and other filings with the Securities and Exchange Commission ("SEC"),which are available on our website at www.ourfirstfed.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we make in this investor presentation and in the other public statements we make may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2024 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect the Company's operations and stock price performance.

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam and Jefferson Counties

- Bank holding company for First Fed, a growing community bank with $2.2 billion* in assets
- First Fed is a Washington state-chartered commercial bank, headquartered in Port Angeles where it was founded in 1923
- 12 branches: 6 in Clallam and Jefferson Counties, 2 in Kitsap county, 3 in Whatcom County, 1 in King County
- Full-service bank offering consumer, mortgage, and commercial solutions leveraging both in-person and digital delivery channels in our emerging and legacy markets

* All data as of December 31, 2023, unless otherwise specified

First Fed Executive Team



Matt Deines
President and CEO



Terry Anderson
Chief Credit Officer



Derek Brown
Chief HR & Marketing Officer



Geri Bullard
Chief Financial Officer & Chief Operating Officer



Chris Neros
Chief Banking Officer



Chris Riffle
Chief Digital Officer
General Counsel

4Q 2023 Significant Items

- The Bank repositioned its securities portfolio by selling lower-yielding investments which resulted in a $5.4 million loss on the sale of $46.1 million of investment securities.
- The Company sold Visa, Inc. Class B common stock which generated a one-time gain of $470,000.
- The Company wrote off the remaining investments in Quin Ventures, Inc. and Quil Ventures, Inc., which led to one-time charges totaling $1.7 million.
- Non-performing assets to total assets is up 74 basis points from 11 basis points in the prior quarter due primarily to one $15 million relationship which was moved to nonaccrual.

4Q 2023 Significant Items

- The Bank entered into a consent order with the FDIC pertaining to compliance matters related to its partnership with Quin Ventures. These matters were self-identified by the Bank and have resulted in a strengthening of compliance controls. We accrued $718,000 during the quarter for a potential civil money penalty proposed by the FDIC.

- The Company wrote-off $725,000 related to investor accounting in its mortgage servicing portfolios for Freddie Mac and Fannie Mae.

- Operating expenses, notably compensation and benefits, were down $329,000 from the previous quarter, excluding one-time charges noted above.

Performance Metrics

Net Income ($ in Thousands)


$9,014
$10,340
$15,418
$15,645
$2,286
2019
2020
2021
2022
2023

ROAA (%)


0.72%
0.72%
0.87%
0.79%
0.11%
2019
2020
2021
2022
2023

Efficiency Ratio (%)


73.77%
69.33%
73.59%
77.71%
93.89%
2019
2020
2021
2022
2023

Net Interest Margin (%)


3.20%
3.26%
3.51%
3.79%
3.13%
2019
2020
2021
2022
2023

Source: S&P Global Market Intelligence, Company documents; Financial data as of December 31, 2023

First Northwest Bancorp

Performance Metrics

Return on Avg. Equity


5.13%
5.79%
8.19%
9.08%
1.43%
2019
2020
2021
2022
2023

Earnings per Share


$0.91
$1.10
$1.66
$1.70
$0.26
2019
2020
2021
2022
2023

Historical Book Value per Share


$16.48
$18.19
$18.89
$16.60
$16.58
2019
2020
2021
2022
2023

Historical TCE Ratio


11.27%
11.27%
9.82%
8.02%
7.28%
2019
2020
2021
2022
2023

Source: S&P Global Market Intelligence, Company documents; Financial data as of December 31, 2023

Net Interest Income and Margin

($ in Thousands)


$22,000
$19,500
$17,000
$14,500
$12,000
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.58%
3.53%
3.77%
3.88%
3.96%
3.46%
3.25%
2.97%
2.84%
$15,814
$15,486
$17,242
$18,205
$18,931
$16,305
$15,982
$14,950
$14,195
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Net Interest Income
Net Interest Margin

Source: Company documents; Financial data as of December 31, 2023

Strategic Earnings Initiatives

- On January 30, 2024, FNWB announced a pending sale lease back transaction with an anticipated gain of up to $7.5 million.
- The Company may offset this gain with additional sales of low yielding investments.
- Focus on booking loans with average yields above 8%.
- Continuing to build treasury management services, SBA and swap fee programs.
- Restructuring bank owned life insurance (BOLI) for higher non-interest revenue.
- Targeting reduction of our efficiency ratio to below 70%.

Strategic Balance Sheet Initiatives

- Build earning asset levels at higher yields through strong loan production and acquisition.
- Focus on increasing C&I lending to improve loan portfolio mix, shorten duration, and improve yield.
- Utilize wholesale lending channels to enhance net interest income.
- Stabilize the cost of funding through business development efforts and deepening existing commercial relationships.

Selected Balance Sheet Detail
($ in Millions)


$878
$1,002
$1,307
$1,142
$1,334
$1,654
$1,350
$1,581
$1,921
$1,531
$1,564
$2,042
$1,643
$1,677
$2,202
2019
2020
2021
2022
2023
Loans Receivable, Net
Total Deposits
Total Assets

Source: Company documents; Financial data as of December 31, 2023

First Northwest Bancorp

Asset Mix

($ in Thousands)



Q4 2021
Total Assets:
$1,921M
Investments
$344,212
18%
Cash
$126,016
7%
Other
$61,274
3%
BOLI
$39,318
2%
Loans Receivable, Net
$1,350,260
70%



Q4 2022
Total Assets:
$2,042M
Investments
$326,569
16%
Cash
$45,596
2%
Other
$98,805
5%
BOLI
$39,665
2%
Loans Receivable, Net
$1,531,435
75%



Q4 2023
Total Assets:
$2,202M
Investments
$295,623
13%
Cash
$123,169
6%
Other
$99,910
4%
BOLI
$40,578
2%
Loans Receivable, Net
$1,642,518
75%

Source: Company documents; Financial data as of December 31, 2023

First Northwest Bancorp

Balance Sheet Growth

($ in Millions)

Total Assets


CAGR[1]: 13.9%
$1,307
$1,654
$1,921
$2,042
$2,202
2019
2020
2021
2022
2023

Total Loans and Leases


CAGR[1]: 16.9%
$878
$1,142
$1,350
$1,531
$1,643
2019
2020
2021
2022
2023

Total Deposits


CAGR[1]: 13.7%
Loans / Deposits
$1,002
$1,334
$1,581
$1,564
$1,677
88%
86%
85%
98%
98%
2019
2020
2021
2022
2023

Total Equity


$177
$186
$190
$158
$163
2019
2020
2021
2022
2023

[1]CAGR calculated from first period to last period shown in chart

Source: Company documents; Financial data as of December 31, 2023

First Northwest Bancorp

Liquidity Overview

($ in thousands)	Three Months Ended 12/31/2023	9/30/2023	Sequential Quarter Change Q4 2023
Brokered deposits	$207,623	$169,577	$38,046
Public and tribal deposits	132,652	128,627	4,025
Customer accounts	1,336,616	1,359,558	(22,942)
Total Deposits	**$1,676,892**	**$1,657,762**	**$19,130**
Borrowings	$320,936	$300,416	$20,519
Cash and cash equivalents	$123,169	$83,886	$39,283
Securities	$295,623	$309,324	($13,701)
Net loans	$1,642,518	$1,618,033	$24,485

Total Off-Balance Sheet Liquidity Available at December 31, 2023

($ in thousands)	Gross Availability	Utilization	Net Availability
FHLB Lines	$589,541	$335,772	$253,769
Federal Reserve Discount Window	6,564	0	6,564
Federal Reserve Term Funding Program	15,150	0	15,150
Wholesale Deposits	218,181	207,623	10,557
Uncommitted Lines of Credit	20,000	6,500	13,500
Total off-balance sheet liquidity	**$849,436**	**$549,895**	**$299,541**

Total Available Liquidity at December 31, 2023 ($ in thousands)	
Total off-balance sheet liquidity (available lines of credit)	$299,541
Cash and cash equivalents, less cash for operations	102,244
Excess bond collateral	252,018
Total available liquidity	**$653,803**
TOTAL AVAILABLE LIQUIDITY AS A PERCENTAGE OF:	
Assets of $2,201,797 at December 31, 2023	30%
Deposits of $1,676,892 at December 31, 2023	39%
Uninsured deposits of $363,704 at December 31, 2023	180%

First Northwest Bancorp

Securities Portfolio



Corporate Debt 23%
Municipal 30%
Q4 2023
Yield
4.53%
MBS-Agency 21%
MBS-Corporate 26%

Investment Portfolio Characteristics as of December 31, 2023

- Book Value: $333.9 Million
- Market Value: $295.6 Million
- Effective Duration: 4.43 years compared to 4.78 as of Q3
- Average Life: 6.85 years compared to 7.96 years as of Q3
- Non-agency CMBS 21.6% of total portfolio
- 100% available-for-sale securities
- OCI – Unrealized Gain/(Loss) on Investments: ($30.1MM) compared to ($44.2MM) at Q3

Source: Company documents; Financial data as of December 31, 2023

First Northwest Bancorp

Loan Portfolio Composition


C&I
7%
Other Consumer
10%
Commercial Real Estate
24%
Auto
8%
Q4 2023
Yield
5.38%
Multi-Family
20%
1-4 Family
23%
Construction and Land Development
8%

Loans by Type ($ in Thousands)	12/31/2023 Balance	% of Total	Change from 12/31/2022	12/31/2022
Commercial Real Estate	$393,168	23.7%	$2,922	$390,246
1-4 Family	378,776	22.8%	34,951	343,825
Construction and Land Development	130,193	7.8%	(64,445)	194,639
Multi-Family	330,135	19.9%	76,575	253,560
Auto	127,699	7.7%	(3,601)	131,301
Other Consumer	173,269	10.4%	29,454	143,815
Commercial and Industrial	112,018	6.7%	35,024	76,994
Deferred Fees	14,770	0.9%	1,598	13,172
Total Loans, excluding ACLL	**$1,660,028**	**100.0%**	**$112,476**	**$1,547,551**

- Commercial relationship-based lending strategy with strong credit discipline
- MRQ yield on loans of 5.38% compared to 5.22% from Q4 2022
- Construction and Land Development comprised of Land 5.7%, 1-4 Family construction 26.5%, and Multi-Family construction 67.8%
- Approximately 75.7% Nonowner Occupied and 24.3% Owner Occupied in Commercial real estate (excluding Multi-Family)
- Approximately 3.3% Nonowner Occupied and 1.1% Owner Occupied office loans
- Total loans 7.3% increase, or $112.5 million, over prior year

Source: Company documents; Financial data as of December 31,, 2023

First Northwest Bancorp

Core Deposit Composition



Brokered CDs
12%
Noninterest
Checking
15%
Interest
Checking
10%
Savings
14%
Money
Market
22%
Certificate of
Deposit
27%
Q4 2023
Cost of Deposits
2.12%

Deposits by Type ($ in Thousands)	12/31/2023 Balance	% of Total	Change from one year ago
Noninterest Checking	$252,083	15.0%	($62,999)
Interest Checking	169,418	10.1%	(24,141)
Savings	242,148	14.4%	41,228
Money Market	362,205	21.6%	(110,804)
Certificate of Deposit	443,413	26.4%	195,590
Brokered CDs	207,623	12.4%	73,762
Deposits	**$1,676,892**	**100.0%**	**$112,636**
Core Deposits[1]	$1,469,268	87.6%	$38,874

- Cost of total deposits up 27 basis points from Q3 and up 150 basis points from the Q4 2022
- $50.8 million increase in deposits originated through digital channels

[1]Core deposits defined as total deposits less brokered CDs

Source: Company documents; Financial data as of December 31, 2023

First Northwest Bancorp

Diversified Deposit Base



Deposits by Type
Business, 21%
Public, 8%
Consumer, 60%
Brokered/Other, 11%

	December 31, 2023
Average consumer account balance	$24 thousand
Average business account balance	$47 thousand
Average customer account balance[1]	$27 thousand
Insured Cash Sweep ("ICS") deposits	$48.8 million
Uninsured deposits as a % of total deposits	22%

Excludes public and brokered deposit balances this is a non-GAAP financial measure.

Source: Company documents; Financial data as of December 31, 2023

Capital Management

Status of Share Repurchase Program

- On October 28, 2020, the Company announced that its Board of Directors had authorized the repurchase and retirement of up to an additional ≈1 million shares of its common stock, or 10% of the outstanding shares at that time.
- As of December 31, 2023, the Company had repurchased 809,288 shares of common stock at an average price of $15.77 per share for a total cost of $12.8 million.

Dividend History

- The Company has paid a consistent quarterly cash dividend since the fourth quarter of 2018.
- The Board approved a dividend for Q1 2024, which was announced on January 23, 2024, of $0.07 per share.


Dividends Paid
$0.13
$0.21
$0.25
$0.28
$0.28
2019
2020
2021
2022
2023

Source: Company documents; Financial data as of December 31, 2023

First Northwest Bancorp

Bank Level Capital Ratios

TCE / TA



11.40%
10.05%
10.27%
8.65%
8.22%
2019
2020
2021
2022
2023

Leverage Ratio



12.13%
10.28%
10.56%
10.41%
9.90%
2019
2020
2021
2022
2023

Tier 1 Capital Ratio



17.54%
13.40%
13.79%
13.40%
13.12%
2019
2020
2021
2022
2023

Total RBC Ratio



18.70%
14.59%
14.88%
14.42%
14.11%
2019
2020
2021
2022
2023

Source: Company documents; Financial data as of December 31, 2023

First Northwest Bancorp

Historically Strong Asset Quality

NPA / Assets (%)


Texas Ratio
2023 Q4: 8.15%
0.15
0.14
0.17
0.09
0.85
2019
2020
2021
2022
2023

Allowance for Credit Losses on Loans / Total Loans (%)


1.08
1.19
1.11
1.04
1.05
2019
2020
2021
2022
2023

NCOs / Avg. Loans (%)


0.07
0.08
0.01
0.04
0.19
2019
2020
2021
2022
2023

- Growth focused on appropriate risk adjusted return loan types
- Continued use of enhanced underwriting
- Portfolio Stress Tests indicate minimal losses
- Loans Past Due/Total Loans 0.73% as of December 31, 2023, compared to 0.25% as of December 31, 2022
- Non-performing assets to total assets is up 74 basis points from 11 basis points in Q3 primarily to one $15 million relationship

Source: S&P Global Market Intelligence, Company documents; Financial data as of December 31, 2023

First Northwest Bancorp

Consolidated Historical Balance Sheet

	For the Quarter Ending				
	2022Q4	2023Q1	2023Q2	2023Q3	2023Q4
Assets ($000)					
Cash and Cash Equivalents	45,596	140,617	78,302	83,886	123,169
Investments	326,569	329,086	321,962	309,324	295,623
Federal Home Loan Bank (FHLB) Stock, at Cost	11,681	15,602	12,621	12,621	13,664
Total Cash & Securities	**383,846**	**485,305**	**412,886**	**405,831**	**432,456**
Gross Loans before ACLL	1,547,551	1,579,463	1,638,161	1,634,978	1,660,028
Allowance for Credit Losses on Loans	(16,116)	(17,396)	(17,297)	(16,945)	(17,510)
Loans Held for Sale	597	0	2,049	689	753
Loans Receivable, Net incl. LHFS	**1,532,032**	**1,562,068**	**1,622,912**	**1,618,722**	**1,643,271**
Sold Loan Servicing Rights, net	3,887	4,224	3,825	3,729	3,793
Premises and Equipment, net	18,089	18,252	18,140	17,954	18,049
Bank-Owned Life Insurance	39,665	39,878	40,066	40,318	40,578
Other Assets	64,551	62,367	65,049	66,990	63,651
Total Assets	**2,042,070**	**2,172,094**	**2,162,878**	**2,153,545**	**2,201,797**
Liabilities ($000)					
Noninterest Bearing	315,082	292,119	280,475	269,801	252,083
Interest Bearing	1,249,173	1,302,089	1,372,647	1,387,961	1,424,808
Total Deposits	**1,564,255**	**1,594,208**	**1,653,122**	**1,657,762**	**1,676,892**
FHLB Borrowings	246,000	340,000	264,000	261,000	281,500
Subordinated Debt	39,358	39,377	39,397	39,416	39,436
Other Liabilities	34,175	38,172	46,802	39,302	40,630
Total Liabilities	**1,883,788**	**2,011,758**	**2,003,321**	**1,997,480**	**2,038,457**
Equity ($000)					
Total Equity	**158,283**	**160,336**	**159,557**	**156,065**	**163,340**
Total Liabilities and Equity	**2,042,070**	**2,172,094**	**2,162,878**	**2,153,545**	**2,201,797**

Source: Company documents; Financial data as of December 31, 2023

First Northwest Bancorp

Consolidated Historical Income Statement

	For the Quarter Ending				
	2022Q4	2023Q1	2023Q2	2023Q3	2023Q4
Income ($000)					
Interest and Fees on Loans Receivable	20,240	19,504	21,299	21,728	22,083
Interest on Investment Securities	3,059	3,182	3,336	3,368	3,392
Other Interest Income	363	596	839	738	833
Interest Income	**23,662**	**23,282**	**25,474**	**25,834**	**26,309**
Interest Expense	4,731	6,977	9,492	10,884	12,115
Net Interest Income	**18,931**	**16,305**	**15,982**	**14,950**	**14,195**
Provision for Credit Losses	**285**	**(500)**	**300**	**371**	**1,152**
Loan and Deposit Fees	1,163	1,141	1,064	1,067	1,068
Loan Servicing Fees, Net of Amortization	201	492	(190)	98	276
Net Gain on Sales of Loans	56	177	57	171	33
Gain on Sale of Securities					(5,397)
Bank-Owned Life Insurance, Net	230	226	190	252	259
Other Income	208	176	416	1,187	831
Non-Interest Income	**3,369**	**2,334**	**1,711**	**2,904**	**(2,930)**
Compensation and Benefits	8,357	7,837	8,180	7,795	7,397
Other	6,788	7,035	7,036	6,580	9,592
Non-Interest Expense	**15,145**	**14,872**	**15,216**	**14,375**	**16,990**
Net Income before Taxes	**6,870**	**4,267**	**2,177**	**3,107**	**(6,876)**
Provision for Income Taxes	1,009	825	475	604	(1,355)
Net Income (Loss) Attributable to Parent	**5,862**	**3,442**	**1,702**	**2,504**	**(5,522)**
Provision for Non-Controlling Interest	(198)	(85)	(75)		
Net Income (Loss)	**6,059**	**3,528**	**1,776**	**2,504**	**(5,522)**

Source: Company documents; Financial data as of December 31, 2023

First Northwest Bancorp

Market Footprint

16 locations in 5 counties:

- 7 in Clallam: Headquarters with ITM, 5 branches, 1 business center with ITM
- 1 in Jefferson
- 2 in Kitsap
- 2 in King: 1 branch, 1 business center
- 4 in Whatcom: 3 branches, 1 business center



Headquarters
Branches
Business Centers

First Northwest Bancorp

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**7**	**1,165**	**40.1**
2	Sound Financial Bancorp Inc. (WA)	3	456	16.3
3	JPMorgan Chase & Co. (NY)	2	233	8.5
4	FS Bancorp Inc. (WA)	2	219	8.4
5	Wells Fargo & Co. (CA)	1	156	6.1
6	U.S. Bancorp (MN)	2	149	5.8
7	Columbia Banking System, Inc. (WA)	2	132	4.9
8	KeyCorp (OH)	2	103	4.1
9	Olympic Bancorp Inc. (WA)	2	92	3.7
10	Washington Federal Inc. (WA)	1	51	2
	Total For Institutions In Market	25	2,755	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	1,108	24.3
2	Olympic Bancorp Inc. (WA)	10	924	20.8
3	JPMorgan Chase & Co. (NY)	5	742	15.7
4	Wells Fargo & Co. (CA)	4	406	9.7
5	Columbia Banking System Inc. (WA)	4	287	8.3
6	KeyCorp (OH)	5	226	4.9
7	U.S. Bancorp (MN)	3	177	3.6
8	Liberty Northwest Bncp Inc (WA)	1	141	3.5
9	**First Northwest Bancorp (WA)**	**2**	**133**	**3.1**
10	Washington Federal Inc. (WA)	3	87	2.2
	Total For Institutions In Market	46	4,424	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,240	24.7
2	Bank of America Corporation (NC)	2	616	12.4
3	JPMorgan Chase & Co. (NY)	4	518	10.1
4	U.S. Bancorp (MN)	5	471	9.6
5	Banner Corp. (WA)	5	451	8.5
6	Washington Federal Inc. (WA)	5	428	7.7
7	Wells Fargo & Co. (CA)	2	380	7.6
8	KeyCorp (OH)	4	223	4.3
9	Columbia Banking System, Inc. (WA)	4	203	4.1
10	Heritage Financial Corp. (WA)	2	199	3.9
11	Pacific Financial Corp. (WA)	3	185	2.9
12	**First Northwest Bancorp (WA)**	**3**	**129**	**1.8**
	Total For Institutions In Market	49	5,092	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**1**	**189**	**23**
2	FS Bancorp Inc. (WA)	2	187	21.7
3	Olympic Bancorp Inc. (WA)	2	182	21.2
4	JPMorgan Chase & Co. (NY)	1	108	11.8
5	U.S. Bancorp (MN)	2	82	8.9
6	Wells Fargo & Co. (CA)	1	72	7.3
7	Sound Financial Bancorp Inc. (WA)	1	49	6.1
	Total For Institutions In Market	10	869	

Source: FDIC; Deposit data as of June 30, 2023

First Northwest Bancorp

To improve the lives of those we serve.

Mission Statement

First Northwest Bancorp

First Fed

Thank You!

Contact

Matt Deines
President and CEO
matt.deines@ourfirstfed.com

Geri Bullard
EVP | CFO and COO
geri.bullard@ourfirstfed.com